SUPPLEMENT TO THE PROSPECTUS

Supplement dated March 5, 2026, to the Prospectus dated August 28, 2025.

MFS® Lifetime® 2025 Fund

The fund is designed to provide diversification among different asset classes for investors with the approximate retirement year in the fund's name. MFS (Massachusetts Financial Services Company, the fund's investment adviser) invests substantially all of the fund's assets in other MFS mutual funds, referred to as underlying funds. The asset class allocations, as well as the underlying funds and their target weightings, are based on an allocation strategy designed for investors with the approximate retirement year in the fund's name and will become increasingly conservative over time. Upon reaching its stated target year, the fund's allocation strategy will be aligned with the allocation strategy of MFS Lifetime Income Fund. As noted in the fund's prospectus, the fund is expected to be combined with MFS Lifetime Income Fund within five years of the date that its asset allocation strategy matches the asset allocation strategy of MFS Lifetime Income Fund. Accordingly, the Board of Trustees of the fund has approved the reorganization of the fund into MFS Lifetime Income Fund on or about the close of business May 22, 2026. Shareholder approval is not required to complete the transaction.

Under the terms of the Plan of Reorganization, the fund's assets and liabilities will be transferred to MFS Lifetime Income Fund in return for shares of MFS Lifetime Income Fund with equal total net asset value as of the valuation date. These MFS Lifetime Income Fund shares will be distributed pro rata to shareholders of the fund in exchange for their fund shares. Current fund shareholders will thus become shareholders of MFS Lifetime Income Fund and receive shares of MFS Lifetime Income Fund with a total net asset value equal to that of their shares of the fund at the time of the reorganization. The transaction is expected to be a tax-free event for federal income tax purposes.

The investment objective of the fund is to seek a high level of total return consistent with its asset allocation until the approximate retirement year in the fund's name; thereafter, the fund will seek total return through a combination of current income and capital appreciation. The investment objective of MFS Lifetime Income Fund is to seek total return through a combination of current income and capital appreciation. Each fund’s objective may be changed without shareholder approval.

Additionally, the investment policies, strategies, restrictions and underlying fund allocations of MFS Lifetime Income Fund are substantially similar to the current investment policies, strategies, restrictions and underlying fund allocations of the fund.

With the exception of Class R6 shares discussed below, each share class of the fund is currently subject to the same "Other Expenses" limitation agreement as the corresponding share class of MFS Lifetime Income Fund pursuant to which MFS has agreed in writing to bear the fund's expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, investment-related expenses, and fees and expenses associated with investments in investment companies and other similar investment vehicles, or make payment to the fund, such that "Other Expenses" do not exceed 0.00% of the class' average daily net assets annually for each of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4 shares. Accordingly, the total net expense ratio for each share class of the fund (other than Class R6) will remain the same following the transaction.

Class R6 shares of the fund are not eligible to incur sub-accounting expenses (unlike the other share classes of the fund which are eligible to incur sub-accounting expenses). Therefore, with respect to Class R6 shares of the fund, MFS has agreed in writing to bear the fund's expenses or make payment to the fund such that the "Other Expenses" of the fund's Class R6 shares' reflect the same waiver benefit afforded to the other share classes of the fund that incur sub-accounting expenses. Currently for Class R6 shares of the fund, MFS has agreed in writing to bear the fund's expenses, or make payment to the fund, such that "Other Expenses" do not exceed (0.14%) of such class' average daily net assets annually. For Class R6 shares of the MFS Lifetime Income Fund, MFS has agreed in writing to bear the fund's expenses, or make payment to the MFS Lifetime Income Fund, such that "Other Expenses" do not exceed (0.12%) of such class' average daily net assets annually. Accordingly, in connection with the transaction, the total net expenses experienced by Class R6 shareholders of the fund are expected to increase by 0.02% relative to the fund's expenses in fiscal year 2025.

In light of the transaction, sales of fund shares and exchanges into this fund are expected to be suspended on or about the close of business on May 20, 2026.

Effective immediately, the following is added to the end of the sub-section entitled "Purchase and Sale of Fund Shares" under the main heading "Summary of Key Information":

The Board of Trustees of the fund has approved the reorganization of the fund into MFS Lifetime Income Fund on or about the close of business May 22, 2026. Shareholder approval is not required to complete the transaction.

In connection with the reorganization, purchases of shares of the fund will be suspended on or about the close of business May 20, 2026.

L25-SUP-I-030526

MFS Lifetime 2025 Fund

Effective immediately, the following is added after the third paragraph under the main heading entitled "Description of Share Classes" and is added after the fifth paragraph in the sub-section entitled "How to Purchase Shares" under the main heading entitled "How To Purchase, Redeem, and Exchange Shares":

The Board of Trustees of the fund has approved the reorganization of the fund into MFS Lifetime Income Fund on or about the close of business May 22, 2026. Shareholder approval is not required to complete the transaction.

Under the terms of the Plan of Reorganization, the fund’s assets and liabilities will be transferred to MFS Lifetime Income Fund in return for shares of MFS Lifetime Income Fund with equal total net asset value as of the valuation date. These MFS Lifetime Income Fund shares will be distributed pro rata to shareholders of the fund in exchange for their fund shares. Current fund shareholders will thus become shareholders of MFS Lifetime Income Fund and receive shares of MFS Lifetime Income Fund with a total net asset value equal to that of their shares of the fund at the time of the reorganization. The transaction is expected to be a tax-free event for federal income tax purposes.

The investment objective of the fund is to seek a high level of total return consistent with its asset allocation until the approximate retirement year in the fund's name; thereafter, the fund will seek total return through a combination of current income and capital appreciation. The investment objective of MFS Lifetime Income Fund is to seek total return through a combination of current income and capital appreciation. Each fund’s objective may be changed without shareholder approval.

Additionally, the investment policies, strategies, restrictions and underlying fund allocations of MFS Lifetime Income Fund are substantially similar to the current investment policies, strategies, restrictions and underlying fund allocations of the fund.

In connection with the reorganization, purchases of shares of the fund will be suspended on or about the close of business May 20, 2026.

L25-SUP-I-030526